UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2015

Gladstone Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34007	83-0423116
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 100, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, David Watson resigned as the Chief Financial Officer and Treasurer of Gladstone Investment Corporation (the "Company"). On January 13, 2015 the board of directors accepted Mr. Watson’s resignation and appointed Melissa Morrison, the Company’s current Vice President of Banking, as Chief Financial Officer and Treasurer.

Ms. Morrison, age 41, is the current Chief Financial Officer and Treasurer of Gladstone Capital Corporation ("Gladstone Capital"), an affiliate of the Company, serving as Chief Financial Officer since April 2013, Treasurer starting in January 2015, and Assistant Treasurer from July 2014 to December 2014. Prior to that time, Ms. Morrison served as Chief Accounting Officer of Gladstone Capital from November 2011 to April 2013. She has also served as Vice President of Banking of the Company since January 2012. From September 2007 to September 2011, Ms. Morrison provided accounting and finance services in various positions, including U.S. Controller, at Tandberg, Inc., which was acquired by Cisco Systems, Inc. in April 2010.

The Company does not pay cash compensation or provide other benefits directly to Ms. Morrison or to any of its other executive officers. Ms. Morrison is an employee of Gladstone Administration, LLC (the "Administrator"), which is compensated for the services it provides to the Company pursuant to the terms of an administration agreement between the Company and the Administrator (the "Administration Agreement"). Pursuant to the Administration Agreement, the Company makes payments equal to its allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, the Company’s allocable portion of the salary and bonus of Ms. Morrison

Item 7.01 Regulation FD Disclosure.

On January 13, 2015, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for the Company’s common stock, 7.125% Series A Cumulative Term Preferred Stock and 6.75% Series B Cumulative Term Preferred Stock for each of January, February and March 2015.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description

99.1 Press Release issued by Gladstone Investment Corporation on January 13, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation

January 13, 2015	By:	/s/ David Gladstone

Name: David Gladstone
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Gladstone Investment Corporation on January 13, 2015.